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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant To Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 11, 1996 (May 30, 1996)


                              REGAL CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)

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
                  Tennessee                                          0-21772                    62-1412720
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(State or other jurisdiction of incorporation)              (Commission File Number)        (I.R.S. Employer
                                                                                            Identification No.)
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7132 Commercial Park Drive, Knoxville, Tennessee              37918
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    (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:  (423) 922-1123


                                 Not Applicable
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         (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.
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        On May 31, 1996, Regal Cinemas, Inc. (the "Company") announced the consummation on May 30, 1996, of a merger with Georgia State Theatres, Inc., a Georgia corporation ("GST"), whereby GST became a wholly owned subsidiary of the Company. Aggregate consideration paid by the Company was 940,142 shares of the Company's Common Stock.

        The Company also announced on May 31, 1996, the completion of the acquisition of certain theatre assets owned by an individual, George Krikorian, and corporations controlled by him (collective "Krikorian"), for approximately $12.9 million in cash and 428,038 shares of the Company's Common Stock. One of the originally eight theatres containing eight screens to be acquired by the Company was not included in the Krikorian assets acquired because certain closing conditions were not satisfied with respect to that theatre. The Company believes such conditions will be satisfied in the near future and that the Company will ultimately acquire that theatre.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.
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(a)     Financial Information

        The following financial statements and pro forma financial information of GST, Krikorian and the Company required by this Item 7 were previously filed with the Securities and Exchange Commission (the "Commission") in the Company's Registration Statement on Form S-4 (Registration No. 333-2514) or the Company's Quarterly Report on Form 10-Q for the period ended March 28, 1996. Set forth below are the financial statements that were filed and the documents in which they were filed:

        (i)  In the Company's Registration Statement on Form S-4 (No. 333-2514):

I.      PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF REGAL CINEMAS, INC.:

        Pro Forma Consolidated Financial Statements Introduction
        Pro Forma Consolidated Statements of Income for the years ended December
                30, 1993, December 29, 1994 and December 28, 1995
        Notes to Pro Forma Consolidated Statements of Income
        Pro Forma Consolidated Balance Sheet at December 28, 1995
        Notes to Pro Forma Consolidated Balance Sheet

II.     HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS OF GEORGIA STATE THEATRES,
        INC.:

        Report of Independent Accountants
        Consolidated Balance Sheets at December 29, 1994 and December 28, 1995 Consolidated Statements of Income for the years ended December 30, 1993,
                December 29, 1994 and December 28, 1995
        Consolidated Statements of Changes in Shareholders' Equity for the years ended December 30, 1993, December 29, 1994 and December 28, 1995


                                       2

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        Consolidated Statements of Cash Flows for the years ended December 30,
                1993, December 29, 1994 and December 28, 1995
        Notes to Consolidated Financial Statements


III.    COMBINED HISTORICAL SUMMARIES OF KRIKORIAN PREMIERE THEATRES, INC.

        Report of Independent Accountants
        Combined Historical Summary of Net Theatre Assets Acquired as of
                December 31, 1995
        Combined Historical Summary of Direct Theatre Operating Revenues and
                Expenses for the year ended December 31, 1995
        Notes to Combined Historical Summaries


        (ii) In the Company's Quarterly Report on Form 10-Q for the period ending March 28, 1996:

I.      PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF REGAL CINEMAS, INC.:

        Pro Forma Consolidated Financial Statements Introduction
        Pro Forma Consolidated Statements of Income for the three months ended
                March 30, 1995 and March 28, 1996
        Notes to Pro Forma Consolidated Statements of Income
        Pro Forma Consolidated Balance Sheet at March 28, 1996
        Notes to Pro Forma Consolidated Balance Sheet

II.     HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS OF GEORGIA STATE THEATRES,
        INC.:

        Consolidated Balance Sheets at December 29, 1995 and March 28, 1996 Consolidated Statements of Income for three months ended March 30, 1995 and March 28, 1996
        Consolidated Statements of Cash Flows for the three months ended March
                30, 1995 and March 28, 1996
        Notes to Consolidated Financial Statements

III.    COMBINED HISTORICAL SUMMARIES OF KRIKORIAN PREMIERE THEATRES, INC.

        Combined Historical Summary of Net Theatre Assets Acquired as of
                December 31, 1995 and March 31, 1996
        Combined Historical Summary of Direct Theatre Operating Revenues and
                Expenses for the three months ended March 31, 1995 and March 31, 1996
        Notes to Combined Historical Summaries

(b)     Exhibits

        99.1    Press Release

        99.2    Press Release

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGAL CINEMAS, INC.


Date:   June 6, 1996                  By: /s/ Lewis Frazer III
                                         ------------------------
                                         Lewis Frazer III
                                         Chief, Financial Officer

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                                 EXHIBIT INDEX

    NO.                             EXHIBIT
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    99.1                        Press Release

    99.2                        Press Release